                         NOTICE OF GUARANTEED DELIVERY

                                 FOR TENDER OF
                          9 3/4% SENIOR NOTES DUE 2002
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF
                               ISP HOLDINGS INC.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer relating to the tender of 9 3/4% Senior Notes due 2002 (the 'Old Notes') of ISP Holdings Inc. (the 'Company') made pursuant to the Prospectus,
dated February   , 1997 (the 'Prospectus'), if certificates for Old Notes of the
Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 12:00 midnight, New York
City time, on March   , 1997 (the 'Expiration Date'). Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the 'Exchange Agent') as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, the Exchange Agent must receive from an Eligible Institution prior to 12:00 midnight, New York City time, on the Expiration Date, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof). Capitalized terms used herein and not defined herein are used as so defined in the Prospectus.

                                               The Bank of New York

By Registered or Certified Mail:           Facsimile Transmission Number:               By Hand/Overnight Delivery:
      The Bank of New York                (For Eligible Institutions Only)                  The Bank of New York
      101 Barclay Street-7E                        (212) 571-3080                            101 Barclay Street
    New York, New York 10286                                                           Corporate Trust Services Window
 Attn:  Reorganization Section                  Confirm by Telephone:                            Ground Level
                                                   (212) 815-2742                          New York, New York 10286
                                                                                        Attn:  Reorganization Section
                                                For Information Call:
                                                    (212) 815-6333


                           ------------------------


         DELIVERY OF THIS NOTICE TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to ISP Holdings Inc., a Delaware corporation (the 'Company'), in accordance with the Company's offer, upon the terms and
subject to the conditions set forth in the Prospectus dated February   , 1997
(the 'Prospectus'), and in the accompanying Letter of Transmittal, receipt of
which is hereby acknowledged, $                           in aggregate principal
amount of Old Notes pursuant to the guaranteed delivery procedures described in the Prospectus.

Name(s) of Record Holder(s)
                           -----------------------------------------------------
                                          (Please Type or Print)

Address
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

Area Code & Telephone No.
                         -------------------------------------------------------

Certificate Number(s) for
Old Notes (if available)
                        --------------------------------------------------------

Total Principal Amount
Represented by Certificate(s): $
                                ------------------------------------------------

--------------------------------------------------------------------------------
         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
--------------------------------------------------------------------------------

Signature of Holder(s)                                   Dated:
                      ----------------------------------       -----------------

                                                         Dated:
                      ----------------------------------       -----------------


         Must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(es)

Name(s):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

Capacity:
             -------------------------------------------------------------------

Address(es):
             -------------------------------------------------------------------

             -------------------------------------------------------------------

             -------------------------------------------------------------------

/ /  The Depository Trust Company
     (Check if Old Notes will be tendered
     by book-entry transfer)

Account Number
              ---------------------------

              THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                    GUARANTEE

                    (Not to be used for signature guarantee)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

         Name of Firm
                     -----------------------------------------------------------

         Address
                ----------------------------------------------------------------

                ----------------------------------------------------------------

         Area Code and Telephone No.
                                    --------------------------------------------

         Authorized Signature
                             ---------------------------------------------------

         Name
             -------------------------------------------------------------------
                                    (Please Type or Print)

         Title
              ------------------------------------------------------------------

         Dated
              ------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM. CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.